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                                                                    Exhibit 99.6


                      ATALANTA/SOSNOFF CAPITAL CORPORATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES- OXLEY ACT OF 2002


In connection with the Annual Report of Atalanta/Sosnoff Capital Corporation (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin S. Kelly, Chief Financial Office and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. (section)1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ Kevin S. Kelly
---------------------------------------
Kevin S. Kelly, Chief Financial Officer
and Chief Operating Officer
March 20, 2003

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